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                                                                    EXHIBIT 24.2


                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the use in the Proxy Statement/Prospectus of The
Armstrong County Trust Company and BT Financial Corporation, to be included in Amendment No. 3 to the Registration Statement on Form S-4 of BT Financial Corporation, to be filed with the Securities and Exchange Commission, of our report on The Armstrong County Trust Company dated February 16, 1996.

     We also consent to the reference to our firm under the caption "Experts".

/s/ S. R. SNODGRASS

S. R. Snodgrass
Wexford, PA
May 13, 1996